UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 25, 2008

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-20800 (Commission File Number)	91-1572822 (I.R.S. Employer Identification No.)
111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)
(509) 458-3711
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.
     On February 25, 2008, Sterling Financial Corporation ("Sterling") issued a press release announcing a quarterly cash dividend of $0.10 per share of common stock payable to shareholders of record as of March 31, 2008. The dividend is expected to be paid on April 11, 2008. The text of the press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
     (d) The following exhibit is being filed herewith:

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling Financial Corporation dated February 25, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION (Registrant)
February 25, 2008	By:	/s/ Daniel G. Byrne
Date		Daniel G. Byrne
Executive Vice President, Assistant Secretary, and Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling Financial Corporation dated February 25, 2008.

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